AMERICAN CENTURY INTERNATIONAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

Supplement dated December 28, 1999 * Statement of Additional Information dated May 1, 1999


The following is inserted immediately after the chart for Fundamental Investment Policies on page 10.

For purposes of the investment restrictions relating to lending and borrowing, the fund has received an exemptive order from the SEC regarding interfund lending. Under the terms of the exemptive order, the fund may borrow money from or lend money to other funds, advised by ACIM, that permit such transactions. All such transactions will be subject to the limits set above for borrowing and lending. The fund will borrow money through the program only when the costs are equal to or lower than the cost of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

SH-SPL-19158  9912